Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2014	Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events

25. Subsequent Events

Walter Capital Opportunity Corp

On July 1, 2014, the Company completed its initial funding of approximately $7.1 million of the Company’s total capital commitment of $20.0 million to WCO and its related subsidiaries and entered into certain sale and assignment agreements. Under these agreements, the Company will, among other things, sell to WCO the right to receive excess servicing spread cash flows relating to certain MSRs which will be treated as financings and carried at estimated fair value with the changes in fair value recognized in current period income. The Company will retain all ancillary income associated with servicing the portfolio after receipt of a base servicing fee. The Company continues to be the servicer of the mortgage loans and provides all servicing functions, including the responsibility to make servicing advances.

Additionally, the Company’s wholly-owned subsidiary, Green Tree Servicing, completed an excess servicing spread sale with WCO. The excess servicing spread transaction represents the first investment made by WCO and involved the acquisition by WCO of 70% of the excess servicing spread from a pool of Green Tree Servicing mortgage servicing rights with an unpaid principal balance of $25.2 billion. The sales price of the excess servicing spread transaction was $75.4 million.

Concurrently with the first funding of WCO capital commitments, the Company’s subsidiary, GTIM, and WCO entered into a management agreement pursuant to which GTIM was appointed the manager of WCO and its subsidiaries and, subject to the supervision and oversight of WCO’s board of directors, provides investment advisory and management services to WCO and administers its business activities and day-to-day operations, including providing the management team of WCO. Pursuant to the management agreement, GTIM is entitled to earn a base management fee and certain performance-based incentive fees. The management agreement has an initial four-year term, with automatic one-year renewal periods.

30.	Subsequent Events

Servicer Advance Facility

In January 2014, the Company entered into an indenture agreement whereby a wholly-owned subsidiary of the Company will transfer certain servicer advances to a statutory trust. The trust is considered a variable interest entity and will be consolidated by the Company. A portion of the advance balances transferred will be financed by the trust through the issuance of various classes of funding notes collateralized by the transferred advances. The principal and interest payments on the funding notes are paid from the recoveries or repayment of the underlying advances. Accordingly, the timing of principal payments is dependent on the recoveries or repayments received on the underlying advances collateralizing the funding notes. The indenture agreement allows for borrowings of up to $100 million. The funding notes are variable interest rate instruments whose rates are based on LIBOR plus a specified margin. The indenture agreement matures in January 2015, at which point no additional advances made be pledged to the trust, unless the indenture agreement is extended. In the event the indenture is not extended, the funding notes will be required to be repaid in full in February 2015.

Master Repurchase Agreement Amendment

In February 2014, the Company amended one of its master repurchase agreements. Under the amended agreement Ditech Mortgage Corp, a wholly-owned subsidiary of the Company, is added as a seller into the facility and the maturity date of the facility is extended to January 30, 2015.